FINANCIAL                                                     FINANCIAL GUARANTY
SECURITY                                                        INSURANCE POLICY
ASSURANCE

Obligor:  As described in Endorsement No. 1                 Policy No.:  50825-N
Obligations: $495,492,168 Fremont Home Loan           Date of Issuance:  6/24/99
              Owner Trust 1999-2,
              Home Loan Asset Backed Notes, Series 1999-2, Class A-1,
              Class A-2 and Class A-3 Notes

            FINANCIAL SECURITY ASSURANCE INC. ("Financial Security"), for consideration received, hereby UNCONDITIONALLY AND IRREVOCABLY GUARANTEES to each Holder, subject only to the terms of this Policy (which includes each endorsement hereto), the full and complete payment by the Obligor of Scheduled Payments of principal of, and interest on, the Obligations.

            For the further protection of each Holder, Financial Security irrevocably and unconditionally guarantees:

            (a) payment of the amount of any distribution of principal of, or interest on, the Obligations made during the Term of this Policy to such Holder that is subsequently avoided in whole or in part as a preference payment under applicable law (such payment to be made by Financial Security in accordance with Endorsement No. 1 hereto).

            (b) payment of any amount required to be paid under this Policy by Financial Security following Financial Security's receipt of notice as described in Endorsement No. 1 hereto.

            Financial Security shall be subrogated to the rights of each Holder to receive payments under the Obligations to the extent of any payment by Financial Security hereunder.

            Except to the extent expressly modified by an endorsement hereto, the following terms shall have the meanings specified for all purposes of this Policy. "Holder" means the registered owner of any Obligation as indicated on the registration books maintained by or on behalf of the Obligor for such purpose or, if the Obligation is in bearer form, the holder of the Obligation. "Scheduled Payments" means payments which are scheduled to be made during the Term of this Policy in accordance with the original terms of the Obligations when issued and without regard to any amendment or modification of such Obligations thereafter; payments which become due on an accelerated basis as a result of (a) a default by the Obligor, (b) an election by the Obligor to pay principal on an accelerated basis or (c) any other cause, shall not constitute "Scheduled Payments" unless Financial Security shall elect, in its sole discretion, to pay such principal due upon such acceleration together with any accrued interest to the date of acceleration. "Term of this Policy" shall have the meaning set forth in Endorsement No. 1 hereto.

            This Policy sets forth in full the undertaking of Financial Security, and shall not be modified, altered or affected by any other agreement or instrument, including any modification or amendment thereto, or by the merger, consolidation or dissolution of the Obligor. Except to the extent expressly modified by an endorsement hereto, the premiums paid in respect of this Policy are nonrefundable for any reason whatsoever, including payment, or provision being made for payment, of the Obligations prior to maturity. This Policy may not be canceled or revoked during the Term of this Policy. THIS POLICY IS NOT COVERED BY THE PROPERTY/CASUALTY INSURANCE SECURITY FUND SPECIFIED IN ARTICLE 76 OF THE NEW YORK INSURANCE LAW.

            In witness whereof, FINANCIAL SECURITY ASSURANCE INC. has caused this Policy to be executed on its behalf by its Authorized Officer.

                                    FINANCIAL SECURITY ASSURANCE INC.

                                    By:_______________________________________
                                               AUTHORIZED OFFICER

A subsidiary of Financial Security Assurance Holdings Ltd.
350 Park Avenue, New York, NY  10022-6022                       (212) 826-0100
Form 100NY (5/89)

                                ENDORSEMENT NO. 1
                     TO FINANCIAL GUARANTY INSURANCE POLICY

FINANCIAL SECURITY ASSURANCE INC.

OBLIGOR: Fremont Home Loan Owner Trust 1999-2, pursuant to the Indenture dated as of June 1, 1999 between Fremont Home Loan Owner Trust 1999-2 as Issuer and First Union National Bank as Indenture Trustee

OBLIGATIONS:            $495,492,168 Fremont Home Loan Owner Trust 1999-2,
                        Home Loan Asset Backed Notes, Series 1999-2
                        Class A-1, Class A-2 and Class A-3 Notes

POLICY NO.:             50825-N

DATE OF ISSUANCE:       June 24, 1999

            1. DEFINITIONS. For all purposes of this Policy, the terms specified below shall have meanings or constructions provided below. Capitalized terms used herein and not otherwise herein shall have the meanings provided in the Indenture, dated as of June 1, 1999 (the "Indenture"), between Fremont Home Loan Owner Trust 1999-2 as Issuer and First Union National Bank as Indenture Trustee or in the Sale and Master Servicing Agreement, dated as of June 1, 1999 (the "Sale and Master Servicing Agreement"), among the Issuer, the Depositor, the Indenture Trustee and the Company unless the context shall otherwise require.

            "BUSINESS  DAY" means any day other than (a) a Saturday or Sunday or
(b) a day on which banking institutions in are authorized or obligated by law or executive order to be closed in a city at any of the following locations: (i) the City of New York, (ii) where the Securities Insurer is located, (iii) where the Corporate Trust Office of the Indenture Trustee is located, (iv) where the servicing operations of the Servicer are located or (v) where the master servicing operations of the Master Servicer are located.

            "COMPANY" means Fremont Investment & Loan, a California industrial loan company, and its successors and permitted assigns.

            "HOLDER" shall not include the Obligor or any affiliates or successors thereof in the event the Obligor, or any such affiliate or successor, is a registered or beneficial owner of the Obligation.

            "INDENTURE" means the Indenture dated as of June 1. 1999 between Fremont Home Loan Owner Trust 1999-2 as Issuer and First Union National Bank as Indenture Trustee, as amended from time to time with the consent of Financial Security.

            "INDENTURE TRUSTEE" means First Union National Bank, in its capacity as Indenture Trustee under the Indenture and any successor in such capacity.

            "POLICY" means this Financial Guaranty Insurance Policy and includes each endorsement thereto.

            "POLICY PAYMENTS ACCOUNT" means the "Policy Payments Account" as defined in the Sale and Master Servicing Agreement.

            "RECEIPT" and "RECEIVED" mean actual delivery to Financial Security and to the Fiscal Agent (as defined below), if any, prior to 12:00 noon, New York City time, on a Business Day; delivery either on a day that is not a Business Day, or after 12:00 noon, New York City time, shall be deemed to be receipt on the next succeeding Business Day. If any notice or certificate given hereunder by the Indenture Trustee is not in proper form or is not properly completed, executed or delivered, it shall be deemed not to have been Received, and Financial Security or its Fiscal Agent shall promptly so advise the Indenture Trustee and the Indenture Trustee may submit an amended notice.

            "SCHEDULED PAYMENTS" means with respect to each of the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes and any Payment Date, the sum of (a) the product of the related Note Principal Balance and the related Note Interest Rate less any Relief Act Shortfalls with respect to the related Pool and (b) the related Noteholders' Principal Deficiency Amount, if any, allocated to such Class of Notes. Scheduled Payments shall not include any amounts due in respect of the Obligations attributable to any increase in interest rate, penalty or other sum payable by the Obligor by reason of any default or event of default in respect of the Obligations, or by reason of any deterioration of the creditworthiness of' the Obligor, nor shall Scheduled Payments include, nor shall coverage be provided under this Policy in respect of, any taxes, withholding or other charge imposed by any governmental authority due in connection with the payment of any Scheduled Payment to a Holder.

            "TERM OF THIS POLICY" means the period from and including the Date of Issuance to and including the date on which (i) all Scheduled Payments have been paid that are required to be paid by the Obligor within the meaning of the Indenture; (ii) any period during which any Scheduled Payment could have been avoided in whole or in part as a preference payment under applicable bankruptcy. insolvency, receivership or similar law shall have expired and (iii) if any proceedings requisite to avoidance as a preference payment have been commenced prior to the occurrence of (i) and (ii). a final and nonappealable order in resolution of each such proceeding has been entered.

            2. NOTICES AND CONDITIONS TO PAYMENT IN RESPECT OF SCHEDULED PAYMENTS. Following Receipt by Financial Security of a notice and certificate from the Indenture Trustee in the form attached as Exhibit A to this Endorsement, Financial Security will pay any amount payable hereunder in respect of Scheduled Payments on the Obligations out of the funds of Financial Security on the later to occur of (a) 12:00 noon, New York City time, on the second Business Day following such Receipt; and (b) 12:00 noon. New York City time, on the date on which such payment is due on the Obligations. Payments due hereunder in respect of Scheduled Payments will be disbursed to the Indenture Trustee by wire transfer of immediately available funds.

            Financial Security shall be entitled to pay any amount hereunder in respect of Scheduled Payments on the Obligations, including any amount due on the Obligations on an accelerated basis, whether or not any notice and certificate shall have been Received by Financial Security as provided above provided, however, that by acceptance of this Policy the Indenture Trustee agrees to provide upon request to Financial Security a notice and certificate in respect of any such payments made by Financial Security. Financial Security shall be entitled to pay hereunder any amount due on the Obligations on an accelerated basis if Financial Security shall so elect in its sole discretion, at any time or from time to time, in whole or in part, prior to the scheduled date of payment thereof; Scheduled Payments insured hereunder shall not include interest, in respect of principal paid hereunder on an accelerated basis, accruing from after the date of such payment of principal. Financial Security's obligations hereunder in respect of Scheduled Payments shall be discharged to the extent such amounts are paid by the Issuer in accordance with the Indenture or disbursed by Financial Security as provided herein whether or not such funds are properly applied by the Indenture Trustee except as otherwise provided in paragraph 3 of this Endorsement.

            3. NOTICES AND CONDITIONS TO PAYMENT IN RESPECT OF SCHEDULED PAYMENTS AVOIDED AS PREFERENCE PAYMENTS. If any Scheduled Payment is avoided as a preference payment under applicable bankruptcy, insolvency, receivership or similar law, Financial Security will pay such amount out of the funds of Financial Security on the later of (a) the date when due to be paid pursuant to the Order referred to below or (b) the first to occur of (i) the fourth Business Day following Receipt by Financial Security from the Indenture Trustee of (A) a certified copy of the order of the court or other governmental body which exercised jurisdiction to the effect that the Holder is required to return principal of or interest paid on the Obligations during the Term of this Policy because such payments were avoidable as preference payments under applicable bankruptcy law (the "Order"), (B) a certificate of the Holder that the Order has been entered and is not subject to any stay and (C) an assignment duly executed and delivered by the Holder, in such form as is reasonably required by Financial Security, and provided to the Holder by Financial Security, irrevocably assigning to Financial Security all rights and claims of the Holder relating to or arising under the Obligations against the estate of the Obligor or otherwise with respect to such preference payment or (ii) the date of Receipt by Financial Security from the Indenture Trustee of the items referred to in clauses (A), (B) and (C) above if, at least four Business Days prior to such date of Receipt, Financial Security shall have Received written notice from the Indenture Trustee that such items were to be delivered on such date and such date was specified in such notice. Such payment shall be disbursed to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order and not to the Indenture Trustee or any Holder directly (unless a Holder has previously paid such amount to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order, in which case such payment shall be disbursed to the Indenture Trustee for distribution to such Holder upon proof of such payment reasonably satisfactory to Financial Security). In connection with the foregoing, Financial Security shall have the rights provided pursuant to Section 5.01(A) of the Sale and Master Servicing Agreement.

            4. GOVERNING LAW. This Policy shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the conflict of laws principles thereof.

            5. FISCAL AGENT. At any time during the Term of this Policy, Financial Security may appoint a fiscal agent (the "Fiscal Agent") for purposes of this Policy by written notice to the Indenture Trustee at the notice address specified in the Indenture specifying the name and Notice address of the Fiscal Agent. From and after the date of receipt of such notice by the Indenture Trustee, (i) copies of all notices and documents required to be delivered to Financial Security pursuant to this Policy shall be simultaneously delivered to the Fiscal Agent and to Financial Security and shall not be deemed Received until Received by both, and (ii) all payments required to be made by Financial Security under this Policy may be made directly by Financial Security or by the Fiscal Agent on behalf of Financial Security. The Fiscal Agent is the agent of Financial Security only and the Fiscal Agent shall in no event be liable to any Holder for any acts of the Fiscal Agent or any failure of Financial to deposit, or cause to be deposited, sufficient funds to make payments due under the Policy.

            6. WAIVER OF DEFENSES. To the fullest extent permitted by applicable law, Financial Security agrees not to assert, and hereby waives, for the benefit of each Holder, all rights (whether by counterclaim, setoff or otherwise) and defenses (including, without limitation, the defense of fraud), whether acquired by subrogation, assignment or otherwise, to the extent that such rights and defenses may be available to Financial Security to avoid payment of its obligations under this Policy in accordance with the express provisions of this Policy.

            7. NOTICES. All notices to be given hereunder shall be in writing (except as otherwise specifically provided herein) and shall be mailed by registered mail or personally delivered or telecopied to Financial Security as follows:

                      Financial Security Assurance Inc.
                      350 Park Avenue
                      New York, New York 10022
                      Attention:  Senior Vice President - Transaction Oversight
                      Re:  Fremont Home Loan Owner Trust 1999-2
                      Telecopy No.: (212) 339-3518
                      Confirmation: (212) 826-0100

            Financial Security may specify a different address or addresses by writing mailed or delivered to the Indenture Trustee.

            8. PRIORITIES. In the event that any term or provision of the face of this Policy is inconsistent with the provisions of this Endorsement, the provisions of this Endorsement shall take precedence and shall be binding.

            9. EXCLUSIONS FROM INSURANCE GUARANTY FUNDS. This Policy is not covered by the Property/Casualty Insurance Security Fund specified in Article 76 of the New York Insurance Law. This Policy is not covered by the Florida Insurance Guaranty Association created under Part II of Chapter 631 of the
Florida Insurance Code. In the event Financial Security were to become insolvent, any claims arising under this Policy are excluded from coverage by the California Insurance Guaranty Association, established pursuant to Article
14.2 of Chapter 1 of Part 2 of Division I of the California Insurance Code.

            10. SURRENDER OF POLICY. The Holder shall surrender this Policy to Financial Security. for cancellation upon expiration of the Term of this Policy.

            IN WITNESS WHEREOF, FINANCIAL SECURITY ASSURANCE INC. has caused this Endorsement No. 1 to be executed by its Authorized Officer.


                                       FINANCIAL SECURITY ASSURANCE INC.



                                       By:____________________________________
                                                   Authorized Officer

                         NOTICE OF CLAIM AND CERTIFICATE


Financial Security Assurance Inc.
350 Park Avenue
New York, NY 10022

            The undersigned, a duly authorized officer of First Union National Bank (the "Indenture Trustee"), hereby certifies to Financial Security Assurance Inc. ("Financial Security"), with reference to Financial Guaranty Insurance Policy No. 50825-N dated June 24, 1999 (the "Policy") issued by Financial Security in respect of the Fremont Home Loan Owner Trust 1999-2. Home Loan Asset Backed Notes, Series 1999-2, Class A-1, Class A-2 and Class A-3 Notes (the "Obligations"), that:

            (i) The Indenture Trustee is the Indenture Trustee under the Indenture for the Holders.

            (ii) The sum of all amounts on deposit in the Note Payment Account and the Reserve Account and available for distribution as Scheduled Payments in accordance with the priority of payments set forth in Section 5.01(d) of the Sale and Master Servicing Agreement to the Holders pursuant to the Sale and Master Servicing Agreement will be $__________ (the "Shortfall") less than the Scheduled Payments with respect to the Payment Date occurring on [insert date].

            (iii) The Indenture Trustee is making a claim under the Policy for the Shortfall to be applied to the payment of Scheduled Payments.

            (iv) The Indenture Trustee agrees that, following receipt of funds from Financial Security, it shall (a) hold such amounts in trust and apply the same directly to the payment of Scheduled Payments on the Obligations when due;
(b) not apply such funds for any other purpose; (c) not commingle such funds with other funds held by the Indenture Trustee and (d) maintain an accurate record of such payments with respect to each Obligation and the corresponding claim on the Policy and proceeds thereof and, if the Obligation is required to be surrendered or presented for such payment, shall stamp on each such Obligation the legend "$[insert applicable amount] paid by Financial Security and the balance hereof has been cancelled and reissued" and then shall deliver such Obligation to Financial Security and shall deliver such coupons so paid to Financial Security.

            (v) The Indenture Trustee, on behalf of the Holders, hereby assigns to Financial Security the rights of the Holders with respect to the Obligations to the extent of any payments under the Policy, including, without limitation, any amounts due to the Holders in respect of securities law violations rising from the offer and sale of the Obligations. The foregoing assignment is in addition to, and not in limitation of, rights of subrogation otherwise available to Financial Security in respect of such payments. Payments to Financial Security in respect of the foregoing assignment shall in all cases be subject to and subordinate to the rights of the Holders to receive all Scheduled Payments in respect of the Obligations. The Indenture Trustee shall take such action and deliver such instruments as may be reasonably requested or required by Financial Security to effectuate the purpose or provisions of this clause (v).

            (vi) The Indenture Trustee, on its behalf and on behalf of the Holders, hereby appoints Financial Security as agent and attorney-in-fact for the Indenture Trustee and each such Holder in any legal proceeding with respect to the Obligations. The Indenture Trustee hereby agrees that, so long as a Securities Insurer Default (as defined in the Indenture) shall not exist, Financial Security may at any time during the continuation of any proceeding by or against the Issuer under the United States Bankruptcy Code or any other applicable bankruptcy, insolvency, receivership, rehabilitation or similar law (an "Insolvency Proceeding") direct all matters relating to such Insolvency Proceeding, including without limitation, (A) all matters relating to any claim in connection with an Insolvency Proceeding seeking the avoidance as a preferential transfer of any payment made with respect to the Obligations (a "Preference Claim"), (B) the direction of any appeal of any order relating to any Preference Claim at the expense of Financial Security but subject to reimbursement as provided in the Insurance Agreement and (C) the posting of any surety, supersedeas or performance bond pending any such appeal. In addition, the Indenture Trustee hereby agrees that Financial Security be subrogated to, and the Indenture Trustee on its behalf and on behalf of each Holder, hereby delegates and assigns, to the fullest extent permitted by law, the rights of the Indenture Trustee and each Holder in the conduct of any Insolvency Proceeding, including, without limitation, all rights of any party to an adversary proceeding or action with respect to any court order issued in connection with any such Insolvency Proceeding.

            (vii) Payment should be made by wire transfer directed to the Policy Payments Account.

            Unless the context otherwise requires, capitalized terms used in this Notice of Claim and Certificate and not defined herein shall have the meanings provided in the Policy.

            IN WITNESS WHEREOF, the Indenture Trustee has executed and delivered this Notice of Claim and Certificate as of the __________ day of_______________.


                                       FIRST UNION NATIONAL BANK



                                       By:____________________________________
                                           Name:
                                           Title:


--------------------------------------------------------------------------------

For Financial Security or Fiscal Agent Use Only

Wire transfer sent on _______________ by _____________________

Confirmation Number __________________